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                                                                   EXHIBIT 10.28
                                      164
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                            SECOND MODIFICATION OF
               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT


     This Second Modification of Amended and Restated Credit and Security Agreement ("Agreement") is made this 14th day of May, 1996, among (i) NVR HOMES, INC. (the "Borrower"), a corporation organized and existing under the laws of Virginia having its principal place of business at 7601 Lewinsville Road, McLean, Virginia 22102, (ii) NVR, INC., a corporation organized and existing under the laws of Virginia having its principal place of business at 7601 Lewinsville Road, McLean, Virginia 22102 (sometimes hereinafter referred to as the "Guarantor"), (iii) THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, (iv) certain other lending institutions which are signatories hereto (FNBB and such lending institutions are individually each a "Bank" and, collectively the "Banks"), and (v) THE FIRST NATIONAL BANK OF BOSTON, as agent (in its capacity as agent, the "Agent") for itself and the Banks.

                              W I T N E S S E T H
                              -------------------

     IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower, Guarantor, FNBB, the Banks and the Agent hereby covenant and agree and follows:

     1.   Recitals.  The following Recitals are true and correct as of the date
          --------
of this Agreement:

          A. The Borrower, Guarantor, FNBB, the Banks and the Agent entered into an Amended and Restated Credit and Security Agreement, dated as of May 5, 1995 ("Credit Agreement").

          B. The parties to the Credit Agreement amended and modified the Credit Agreement in order to increase the credit facility from $50,000,000.00 to $60,000,000.00 by that certain First Modification of Amended and Restated Credit and Security Agreement (the "First Modification"), dated as of January 16, 1996 (the Credit Agreement, as amended, is hereinafter referred to as the "Credit Agreement").

          C. The parties to the Credit Agreement wish to further amend and modify the Credit Agreement as described herein.

          D. All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

     2.   The Credit Agreement is hereby modified as follows:

          A.    Article 1:
                ---------

          (1)   By deleting the following language from the definition of

Business Day: "LIBOR" and by substituting in lieu thereof "Eurodollar" and by
-------------
deleting "London, England and";

          (2) By adding the following language to the second line of the definition of Eurodollar Advance Period after the word "period" "or such other
              -------------------------
period which is a minimum of seven days and a maximum of twenty-nine days,";

          (3)   By deleting the following language from the definition of

Eurodollar Rate starting on the second line of the definition on page 10 "London
---------------
interbank market as reported on Telerate Screen page 3750 at approximately 11.00 a.m. (Boston time)" and by substituting in lieu thereof the following: " New York interbank eurodollar market"; by deleting the following language from the last sentence of this definition: "If such rate is not so reported, then"; by capitalizing the word "such" immediately following the deleted language; and by deleting the word "other" in the sixth to the last line of this definition.

          B.    Section 2.1.1:  By deleting the reference to "May 31, 1998" in
                -------------
the fifth, nineteenth and twenty-sixth lines of Section 2.1.1 on pages 19 and 20, and by substituting in lieu thereof "May 31, 1999."

          C.    Section 2.1.5
                -------------

     b.  (ii):    By deleting the words " at least three (3)" and by
     ---------
substituting in lieu thereof  "two (2)";
                                       -

     c. (i):   By deleting the words and number "at least three (3)" from the
     -------
third line of this Section and by inserting in lieu thereof: "two (2)" and by inserting after the word telecopy on the fifth line of this section the following: "provided such notice must be given between the hours of 9:00 a.m. and 12:00 a.m. Boston time on such second Business Day prior to the proposed funding,"; and by deleting the penultimate sentence of this section;

                                      165
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     c. (ii):    By deleting the words "At least three (3)" from the first line
     --------
of this
section and substituting in lieu thereof "Upon two (2)";

          D.    Section 2.1.6:  (i) By deleting the last sentence in Section
                -------------
2.1.6(a), and by substituting in lieu thereof the following:

          "Interest shall accrue and be payable on each Base Rate Advance made with respect to the revolving Credit Loans at the simple per annum interest rate equal to the Base Rate."

          (ii) By deleting the reference to "two and one-half percent (2.50%)" in the last line of Section 2.1.6(b), and by substituting in lieu thereof "two percent (2.0%), except for Eurodollar Advances with Eurodollar Advance Periods of less than thirty (30) days which shall be two and one-tenth percent (2.1%)."

          E.    Section 2.2.1:  By deleting the reference to "$24,000,000" in
                -------------
     the seventh line of page 28 (as amended by the First Modification), and by substituting in lieu thereof "the lesser of $24,000,000 or the amount of the Commitment of the Agent."

          F.    Section 4.2:  By deleting the reference to "one and one-half
                -----------
     percent (1.50%)" in the fourth and fifth lines of this Section on page 30, and by substituting in lieu thereof "one and one-quarter percent (1.25%)" and by deleting the reference to "one and one-quarter percent (1.25%)" in the eighteenth and nineteenth line of this Section and by substituting in lieu thereof "one percent (1.0%)."

          G.    Section 4.3:  By deleting this Section in its entirety and
                -----------
          substituting in lieu thereof the following:

          "(S) 4.3  Facility Fee.  Borrower shall pay to the Agent, for the pro
                    ------------
          rata benefit of the Banks, a one time facility fee in the amount of one-quarter percent (.25%) of the Scheduled Commitment Amount (the "Facility Fee") on the date of the Second Modification of Amended and Restated Credit and Security Agreement."

          H.    Section 10.8:  By deleting this Section in its entirety and
                ------------
                substituting in lieu thereof the following:

          "(S) 10.8 Maximum Consolidated Leverage Ratio.  As of the date of the
                    -----------------------------------
          Second Modification of Amended and Restated Credit and Security Agreement, NVR, Inc. and its Subsidiaries' Maximum Consolidated Leverage Ratio will be 4.0:1. Thereafter, at all times tested on a quarterly basis, the Maximum Consolidated Leverage Ratio shall not be less than 4.0:1 for each quarter of the fiscal year ending December 31, 1996 and 3.0:1 for each quarter of the fiscal year ending December 31, 1997 and thereafter. As used herein, Maximum Consolidated Leverage Ratio will be tested quarterly and will be determined by measuring the sum of the outstanding amounts owed on the Senior Notes, plus the Revolving Credit Loans, plus any other Indebtedness allowed by (S) 10.5 which is reported on the consolidated balance sheet of NVR, Inc., all divided by Consolidated Tangible Net Worth as determined by (S) 10.6."

          I.    Section 10.14:  By adding the following at the end of the
                -------------
                Section:

                    "The Borrower is a party to a tax sharing agreement which has been reviewed and approved by the Agent and the Banks."

          J.    Section 10.19
                -------------

          (i): By deleting this Section in its entirety and substituting in lieu thereof the following:

          "(i) The Borrower may make Distributions to NVR, Inc. in amounts sufficient to pay (i) the income tax liabilities of the Guarantor, and the Borrower and its Subsidiaries as if the, Borrower and its Subsidiaries were not the members of a consolidated group for tax purposes, and"; and

          (iv): By deleting this Section in its entirety and substituting in lieu thereof the following:

          "(iv) NVR, Inc. may make Distributions for the purchase, from time to time, of its common stock, par value $.01 per share and its warrants to purchase common stock (the common stock together with the warrants, the "Shares"), or the Senior Notes, to the extent provided for in
          (S)10.20. The Borrower may make Distributions to NVR, Inc. to enable NVR, Inc. to make the Distributions described in this clause (iv)."

          K.    Section 10.20: by adding the following provision as (S) 10.20
                -------------
                (p):

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          "(p) Shares to the extent of the net proceeds received by NVR, Inc. in connection with the exercise of warrants to purchase Shares issued in connection with the plan of reorganization of NVR L.P. The provisions of this subsection shall be in addition to the Shares permitted to be purchased in the last two paragraphs of Section 10.20."

     3. The undersigned hereby acknowledge and consent to the transfer and assignment of NVR Bank's portion of the Scheduled Commitment Amount to First National Bank of Chicago.

     4. Except as modified hereby, the undersigned hereby ratify and reaffirm the terms and conditions of the Credit Agreement.

                   [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, the undersigned have caused each of their corporate seals to be affixed hereto and this Agreement be signed, acknowledged and delivered in each of their names and on their behalf by each of their respective duly authorized officers as of the day and year first above written.

                                    NVR HOMES, INC.

                                    By:    /s/ Paul C. Saville
                                           -------------------
                                    Name:  Paul C. Saville
                                    Title: Senior Vice President - Finance
                                           Chief Financial Officer and Treasurer

                                           [Corporate Seal]


                                    THE FIRST NATIONAL BANK OF BOSTON
                                    Agent

                                    By:     /s/ William F. Hipp
                                            -------------------
                                    Name:   William F. Hipp
                                    Title:  Vice President

                                            [Corporate Seal]


                                    NVR, INC.

                                    By:    /s/ Paul C. Saville
                                           -------------------
                                    Name:  Paul C. Saville
                                    Title: Senior Vice President-Finance,
                                           Chief Financial Officer & Treasurer

                                           [Corporate Seal]

Banks:                              THE FIRST NATIONAL BANK OF BOSTON

                                    By:    /s/ William F. Hipp
                                           -------------------
                                    Name:  William F. Hipp
                                    Title: Vice President



                                    BANK ONE

                                    By:    /s/ Dan H. Easley
                                           -----------------
                                    Name:  Dan H. Easley
                                    Title: Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By:    /s/ James D. Benko
                                           ------------------
                                    Name:  James D. Benko
                                    Title: Assistant Vice President


                                    FIRST BANK, N.A.

                                    By:    /s/ George L. Pratt
                                           -------------------
                                    Name:  George L. Pratt
                                    Title: Vice President


          IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby ratifies and reaffirms the terms and conditions of that certain amended and Restated Guaranty of Collection dated May 5, 1995 by Guarantor in favor of The First National Bank of Boston.

                                    NVR, INC.

                                    By:    /s/ Paul C. Saville
                                           -------------------
                                    Name:  Paul C. Saville
                                    Title: Senior Vice President-Finance,
                                           Chief Financial Officer & Treasurer

                                           [Corporate Seal]